                                                                   Exhibit 10.26
                                                                   -------------

                               AMENDMENT NO. 1 TO
                             STOCKHOLDERS AGREEMENT

            AMENDMENT NO. 1 TO STOCKHOLDERS AGREEMENT (this "Amendment") dated as of November 1, 2001 by and among Concentra Inc., a Delaware corporation formerly known as Concentra Managed Care, Inc. (the "Company"), the several persons signatory hereto and named on Schedule I hereto under the heading "Schedule I Purchasers" and the several persons signatory hereto and named on
Schedule II hereto under the heading "FFT Purchasers". Capitalized terms used in this Amendment which are not otherwise defined herein shall have the meanings ascribed to them in the Stockholders Agreement referred to below.

                              W I T N E S S E T H:

            WHEREAS, the Company, the several persons named on Schedule I hereto under the heading "Schedule I Purchasers" (the "Schedule I Purchasers") and the
                  -----------------------       ---------------------
several persons named on Schedule II hereto under the heading "FFT Purchasers"
                                                              ---------------
(the "FFT Purchasers" and, together with the Schedule I Purchasers, collectively, the "Stockholders") are parties to a Stockholders Agreement dated
                  -------------
as of August 17, 1999 (the "Stockholders Agreement");
                           -----------------------

            WHEREAS, the Company proposes to issue (1) an aggregate 2,266,546 shares of Company Common Stock (the "New Common Shares") and (2) warrants to
                                    -----------------
acquire an aggregate 771,277 shares of Company Common Stock (the "New Warrants"
                                                                  ------------
and, together with the New Common Shares, the "New Securities") pursuant to the
                                               --------------
terms and conditions of a Securities Purchase Agreement (the "Securities
                                                              ----------
Purchase Agreement") dated as of the date hereof among the Company and the
------------------
purchasers named therein (the "Purchasing Stockholders") in order to, among
                               -----------------------
other things, finance its acquisition of National Health Resources, Inc.
("NHR");
  ---

            WHEREAS, upon the issuance of the New Securities, each Stockholder will own the number of shares of Company Common Stock, Company Class A Common Stock and/or New Warrants, as the case may be, appearing opposite the name of such Stockholder on Schedule I or Schedule II hereto, as the case may be;

            WHEREAS, it is a condition to the respective obligations of the Company and the Purchasing Stockholders under the Securities Purchase Agreement that this Amendment be executed and delivered by the Company and each of the Purchasing Stockholders, including (i) holders of a majority in interest of the Company Capital Stock currently held by the Schedule I Purchasers and (ii) holders of a majority in interest of the Company Capital Stock currently held by the FFT Purchasers;

            WHEREAS, the parties hereto desire to execute and deliver this Amendment in order to fulfill such condition and to provide for certain matters relating to the New Common Shares and the shares of Company Common Stock issuable upon exercise of the New Warrants;

            WHEREAS, in connection with the Company's acquisition of NHR, the Company proposes to issue shares of Company Common Stock to the stockholders of NHR and the parties hereto desire that (1) such issuance be expressly excluded from the preemptive rights provisions of the Stockholders Agreement and (2) that a modification be made to the tag-along provisions of the Stockholders Agreement in order to allow such stockholders of NHR to receive tag-along rights that are comparable to those currently contained in the Stockholders Agreement;

            NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties hereto hereby agree as follows:

            SECTION 1. Amendments to Stockholders Agreement. The Stockholders
                       ------------------------------------
Agreement is amended as follows:

            (a) The fifth WHEREAS clause of the Stockholders Agreement is amended by deleting the text "("Warrants")" appearing therein and
                                      --------
      inserting the text "("Debenture Warrants")" in lieu thereof.
                            ------------------

            (b) Section I (1) of the Stockholders Agreement is amended by adding the following new definitions in the appropriate alphabetical order:

            " 'Company Common Stock' shall have the meaning provided for such
               --------------------
            term in the second WHEREAS clause of this Agreement (it being understood that Company Common Stock includes the New Common Shares and the shares of Company Common Stock issuable upon exercise of the New Warrants)."

            " 'Company Capital Stock' shall have the meaning provided for such
               ---------------------
            term in the second WHEREAS clause of this Agreement (it being understood that Company Capital Stock includes the New Common Shares and the shares of Company Common Stock issuable upon exercise of the New Warrants)."

            " 'New Common Shares' shall have the meaning provided in Amendment
               -----------------
            No. 1 to this Agreement dated as of November 1, 2001."

            " 'New Warrants' shall have the meaning provided in Amendment No. 1
               ------------
            to this Agreement dated as of November 1, 2001."

            " 'NHR' shall mean National Health Resources, Inc., a Delaware
               ---
            corporation."

            " 'NHR Acquisition' shall mean the acquisition of NHR by the Company
               ---------------
            or a wholly-owned subsidiary of the Company."

            " 'NHR Stockholders' shall mean the stockholders of NHR immediately
               ----------------
            prior to the NHR Acquisition other than those stockholders of NHR that are also Schedule I Purchasers hereunder."

            " 'Warrants' shall mean and refer to both the Debenture Warrants and
               --------
            the New Warrants."

            (c) Section II (1) of the Stockholders Agreement is amended by deleting the second reference therein to "Warrant" and the reference therein to "Warrants" and inserting references to "Debenture Warrant" and "Debenture Warrants", respectively, in lieu thereof.

            (d) Section II (4) of the Stockholders Agreement is amended by deleting the text "shares of Company Capital Stock or, on or after the Debenture Sale, Warrants" appearing therein and inserting the text "shares of Company Capital Stock or Warrants (other than Debtenture Warrants) or, on or after the Debenture Sale, Debenture Warrants" in lieu thereof.

            (e) Section III(1) of the Stockholders Agreement is amended by deleting the text "(B) the aggregate number of shares of Company Capital Stock and Warrants owned by WCAS and its Designated Affiliates and the Tagging Stockholders" appearing therein and inserting the text "(B) the sum of (x) the aggregate number of shares of Company Capital Stock and Warrants owned by WCAS and its Designated Affiliates and the Tagging Stockholders and (y) the aggregate number of shares of Company Common Stock owned by NHR Stockholders having a right to participate on a pro rata basis with the Tagging Stockholders in such Proposed Sale" in lieu thereof.

            (f) Section VI(1) of the Stockholders Agreement is amended by inserting the following new clause (vi) therein:

            "(vi)of 3,045,600 shares of Company Common Stock to the NHR stockholders in connection with the NHR Acquisition."

            (g) Section VIII (1) of the Stockholders Agreement is amended by deleting the text "held by such Stockholder as of the Effective Date" appearing in the introductory clause thereof and inserting the text "held by such Stockholder as of November 1, 2001 (the "First Amendment Effective
                                                       -------------------------
      Date")" in lieu thereof.
      ----

            (h) Section VIII (1) of the Stockholders Agreement is amended by deleting the text "held by such Stockholder on the date hereof" appearing in the proviso at the end of said Section and inserting the text "held by such Stockholder on the First Amendment Effective Date" in lieu thereof.

            (i) Section IX of the Stockholders Agreement is amended by deleting the text "held by the Schedule I Purchasers on the Effective Date" appearing therein and inserting the text "held by the Schedule I Purchasers on the First Amendment Effective Date" in lieu thereof.

      SECTION 2. Miscellaneous.
                 --------------

            (a) This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

            (b) This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            (c) Headings and section reference numbers in this Amendment are for reference purposes only and shall not in any way affect the meaning or interpretation of this Amendment.

            (d) This Amendment is limited precisely as written and shall not be deemed to be a modification, acceptance or waiver of any other term, condition or provision of the Stockholders Agreement.

                            [SIGNATURE PAGES FOLLOW]

            IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment No. 1 to Stockholders Agreement, all as of the day and year first above written.

                                        CONCENTRA INC.


                                        By_____________________________
                                           Name:  Richard A. Parr II
                                           Title: Executive Vice President,
                                                  General Counsel and Secretary


                                              __________________________________
                                              Name:

                               WELSH, CARSON, ANDERSON & STOWE
                                      VIII, L.P.
                                    By: WCAS VIII Associates, L.L.C.,
                                        General Partner

                                    By:_________________________________________
                                        Managing Member


                                    WCAS HEALTHCARE PARTNERS, L.P.
                                    By: WCAS HC Partners, General Partner

                                    By:_________________________________________
                                        General Partner

                                    Patrick J. Welsh
                                    Russell L. Carson
                                    Bruce K. Anderson
                                    Andrew M. Paul
                                    Thomas E. McInerney
                                    Robert A. Minicucci
                                    Anthony J. deNicola
                                    Paul B. Queally
                                    Lawrence B. Sorrel
                                    D. Scott Mackesy
                                    Priscilla A. Newman
                                    Laura M. VanBuren
                                    Sean M. Traynor
                                    John Almedia, Jr.
                                    Jonathan M. Rather

                                    By:_________________________________________
                                        Jonathan M. Rather, Individually and
                                        as Attorney-in-Fact

                                        WCAS MANAGEMENT CORP.


                                        By:__________________________________
                                                  Name:
                                                  Title:


                                J.P. MORGAN DIRECT CORPORATE FINANCE
                                  INSTITUTIONAL INVESTORS LLC

                                     By:_____________________________________
                                               Name:
                                               Title:


                                J.P. MORGAN DIRECT CORPORATE FINANCE
                                       PRIVATE INVESTORS LLC

                                     By:_____________________________________
                                               Name:
                                               Title:


                                522 FIFTH AVENUE FUND, L.P.

                                     By:_____________________________________
                                               Name:
                                               Title:


                                    CALIFORNIA PUBLIC EMPLOYEES' RETIREMENT
                                      SYSTEM


                                    By:_________________________________________
                                              Name:
                                              Title:


                                    CALIFORNIA STATE TEACHERS' RETIREMENT SYSTEM


                                    By:_________________________________________
                                              Name:
                                              Title:

                     CMS CO-INVESTMENT SUBPARTNERSHIP II
                     By: CMS CO-INVESTMENT SUBPARTNERSHIP,
                         a Delaware general partnership
                         By: CMS Co-Investment Partners, L.P.,
                             a Delaware limited partnership
                             By: CMS/Co-Investment Associates, L.P.,
                                 a Delaware limited partnership
                                 By: MSPS/Co-Investment, Inc.,
                                     a Delaware corporation
                               By:______________________
                               Its:


                               By: CMS 1997 Investment Partners, L.P.,
                                   a Delaware limited partnership
                                   By: CMS 1997, Inc., a Delaware corporation

                                       By:______________________
                                             Its:


                         By: CMS Co-Investment Partners I-Q, L.P.,
                             a Delaware limited partnership
                             By: CMS/Co-Investment Associates, L.P.,
                                 a Delaware limited partnership
                                 By: MSPS/Co-Investment, Inc.
                                     a Delaware corporation

                                 By:_____________________
                                       Its:


                         By: CMS 1997 Investment Partners, L.P.,
                             a Delaware limited partnership
                             By: CMS 1997, Inc., a Delaware corporation

                                By:______________________
                                       Its:

                     By:___________________________________________
                             Ira Brind

                     By:___________________________________________
                             Bruce Lindsay

                              CMS DIVERSIFIED PARTNERS, L.P.
                              By:  CMS/DP Associates, L.P, a general partner
                              By:  MSPS/DP, Inc., its general partner

                              By:_______________________
                                   (Vice) President


                              By:  CMS 1995 Investment Partners, L.P, a
                                   general partner
                                     By:  CMS 1995, Inc., its general partner

                                          By:____________________________
                                                  (Vice) President



                            CMS PEP XIV CO-INVESTMENT SUBPARTNERSHIP


                            By:_____________________________________
                                      Richard Mitchell
                                      Authorized Representative


                                    EURAZEO


                                    By:_____________________________________
                                       Name:
                                       Title:


                              DB CAPITAL INVESTORS, L.P.

                              By: DB Capital Partners, L.P.,
                                  its General Partner

                              By: DB Capital Partners, Inc.,
                                  its General Partner

                              By:_______________________________
                                  Name:
                                  Title:

                         GS PRIVATE EQUITY PARTNERS II, L.P.

                         By: GS PEP II Advisors, L.L.C., its General Partner

                         By: GSAM Gen-Par, L.L.C., its Managing Member

                         By:_______________________________
                             Name:
                             Title:


                         GS PRIVATE EQUITY PARTNERS II OFFSHORE, L.P.

                         By: GS PEP II Offshore Advisors, Inc., its General
                             Partner

                         By:_______________________________
                             Name:
                             Title:


                         GS PRIVATE EQUITY PARTNERS II - DIRECT
                         INVESTMENT FUND, L.P.

                         By: GS PEP II Direct Investment Advisors, L.L.C.,
                             its General Partner

                         By: GSAM Gen-Par, L.L.C., its Managing Member

                         By:_______________________________
                             Name:
                             Title:

                         GS PRIVATE EQUITY PARTNERS III, L.P.

                         By: GS PEP III Advisors, L.L.C., its General Partner

                         By: GSAM Gen-Par, L.L.C., its Managing Partner

                         By:_______________________________
                             Name:
                             Title:


                         GS PRIVATE EQUITY PARTNERS III OFFSHORE, L.P.

                         By: GS PEP III Offshore Advisors, Inc., its General \
                             Partner

                         By:_______________________________
                             Name:
                             Title:


                         NBK/GS PRIVATE EQUITY PARTNERS, L.P.

                         By: GS PEP Offshore Advisors (NBK), Inc. General
                             Partner

                         By:_______________________________
                             Name:
                             Title:

                                       HAMILTON LANE PRIVATE EQUITY PARTNERS,
                                         L.P.

                                       By: HLSP Investment Management, LLC,
                                           its General Partner

                                       By: _____________________________________
                                                Mario L. Giannini
                                                Managing Member


                                       HAMILTON LANE PRIVATE EQUITY FUND, PLC

                                       By: _____________________________________
                                                Mario L. Giannini, Director

                                       By: _____________________________________
                                                Leslie Brun, Director

                                              NASSAU CAPITAL PARTNERS III L.P.

                                              By:_______________________________
                                                  Name:
                                                  Title:


                                              NASSAU CAPITAL PARTNERS IV L.P.

                                              By:_______________________________
                                                  Name:
                                                  Title:


                                              NAS PARTNERS LLC

                                              By:_______________________________
                                                  Name:
                                                  Title:

                                 A.S.F. CO-INVESTMENT PARTNERS, L.P.
                                 By: PAF 10/98, LLC
                                     By: Old Kings I, LLC, as Managing Member


                                 By:__________________________________________
                                     Name:
                                     Title:


                                  NEW YORK LIFE CAPITAL PARTNERS, L.P.

                                  By: NYLCAP Manager LLC, its Investment Manager


                                  By:___________________________________________
                                      Name:
                                      Title:


                               FERRER FREEMAN THOMPSON & CO., LLC

                               on behalf of FFT PARTNERS I, L.P.
                                    and as its General Partner

                                    By:_____________________________________
                                              Name:
                                              Title:

                                    and


                               on behalf of FFT EXECUTIVE PARTNERS I,
                                    L.P. and as its General Partner

                               By:__________________________________________
                                              Name:
                                              Title:

                                    and


                               on behalf of FFT PARTNERS II, L.P.
                                    and as its General Partner

                                    By:_____________________________________
                                              Name:
                                              Title:

                                                                      SCHEDULE I
                                                                      ----------

                              Schedule I Purchasers
                              ---------------------

                                  See attached.

Address for Schedule I Purchasers:
----------------------------------

c/o     Welsh, Carson, Anderson & Stowe
        320 Park Avenue, Suite 2500
        New York, New York 10022
        Attention: Paul B. Queally
        Telecopy: (212) 893-9566

                                                                     SCHEDULE II
                                                                     -----------

                                 FFT Purchasers
                                 --------------

                                  See attached.

Address for FFT Purchasers:
---------------------------

c/o    Ferrer Freeman Thompson & Co.
       The Mill
       10 Glenville Street
       Greenwich, Connecticut  06831
       Attention:  Carlos Ferrer
       Telecopy:  (203) 532-8016

       with a copy to:

       Fried, Frank, Harris, Shriver & Jacobson
       One New York Plaza
       New York, New York 10004
       Attention:  David Golay
       Telecopy:  (212) 859-8164